SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) May 6, 1998



           BRUSH CREEK MINING AND DEVELOPMENT CO., INC.
    (Exact name of Registrant as specified in its charter)




NEVADA                         0-12761                 88-0180496
(State or other              (Commission         (I.R.S. Employer
jurisdiction of              file number)          Identification
incorporation or                                          Number)
organization)


970 East Main Street
Suite 200
Grass Valley, California                                   95945
(Address of principal                                  (Zip Code)
executive offices)



Registrant's telephone number, including area code: (530)477-5961
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Item 5.  Other Events.

     On May 6, 1998, Brush Creek Mining and Development Co., Inc. (the "Company") announced that its Board of Directors had approved a one-for-ten reverse stock split of its outstanding shares of Common Stock. The Company announced that the reverse stock split would be effective with the close of business on May 7, 1998 and the shares would begin trading on a post-split basis effective on May 8, 1998.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         The following exhibit is filed herewith:

         99.1     Press release dated May 6, 1998

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   BRUSH CREEK MINING
                                   AND DEVELOPMENT CO., INC.
                                   (Registrant)


Date: May 6, 1998                  By:/s/James S. Chapin
                                      James S. Chapin,
                                      Chief Executive Officer